Exhibit 10(q)

                       PHARMOS CORPORATION 2000 STOCK PLAN
                    (As Amended and Restated, February 2003)

SECTION 1. ESTABLISHMENT AND PURPOSE.

      The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, through the granting of Options to purchase Shares of the Company's Stock. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

      Capitalized terms are defined in Section 11.

SECTION 2. ADMINISTRATION.

      (a) Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

      (b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Optionees and all persons deriving their rights from an Optionee.

SECTION 3. ELIGIBILITY.

      Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs. As for Employees and Directors who are residents of the State of Israel, only Employees and Directors exclusive of "Nosei Misra," as such term is defined in Israeli Tax Ordinance (New Version), 1961, shall be eligible for the grant of Options in accordance with the trust arrangements set forth in Section 5(f) of the Plan.

SECTION 4. STOCK SUBJECT TO PLAN.

      (a) Basic Limitation. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (either directly or upon exercise of Options or other rights to acquire Shares) shall not exceed 3,500,000 Shares, subject to adjustment pursuant to Section 7. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

      (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 3,500,000 Shares (subject to adjustment pursuant to Section 7).


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SECTION 5. TERMS AND CONDITIONS OF OPTIONS.

      (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

      (b) Number of Shares Each Stock Option Agreement shall specify the number of Shares that are subject to the Option. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

      (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion, subject to the following limitations: (i) the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant (110% for an ISO granted to a Greater Than Ten-Percent Stockholder) and (ii) in no event may the Exercise Price of any Option be less than the par value of a Share.

      (d) Special Rule for Incentive Options. For those Options not covered by the trust arrangements provided in Section 5(f) and consistent with Section 422 of the Code and any regulations, notices or other official pronouncements of general applicability, to the extent the aggregate Fair Market Value (as of the time the Option is granted) of the Shares of Stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all plans of his employer corporation and its Parent and Subsidiary corporations) exceeds $100,000, such Options shall not be treated as ISO's. Nothing in this special rule shall be construed as limiting the exercisability of any Option, unless the Stock Option Agreement expressly provides for such a limitation.

      (e) Withholding Taxes. For those Options not covered by the trust provisions of Section 5(f), as a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations ("Taxes") that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

      (f) The Trust. Each Stock Option Agreement for residents of the State of Israel ("Israeli Options") shall specify that all Options granted under the Plan shall be granted by the Company to the Optionee and shall be held in Trust by a trustee designated by the Company (the "Trustee"). The Trustee shall hold such Options and the Stock issued upon exercise of such Options, together with all rights conferred by the Stock (including all dividends or distributions of cash, other shares of the Company's capital stock or other property including "bonus" shares as defined under applicable laws of the State of Israel), in trust (the "Trust") for the benefit of the Optionee in respect of whom such Options was granted. All certificates representing shares of Stock issued to the Trustee under the Plan shall be deposited with the Trustee and shall be held by the Trustee until such time that such shares of Stock are released from the Trust.

      (g) Withholding Taxes for Israeli Options. The Trustee shall withhold all Taxes arising from the sale of the shares of Stock or make sure that all Taxes arising from the transfer of the shares of Stock from the Trustee to the Optionee were paid by the Optionee prior to such transfer.

      (h) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

      (i) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant (five years, in the case of an ISO granted to a Greater Than Ten-Percent Stockholder). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when


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an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of Optionee's Service or death or any other circumstances.

      (j) Nontransferability. No Option may be transferred other than by will or by the laws of descent and distribution, and during the lifetime of the Optionee may be exercised only by the Optionee or by the Optionee's guardian or legal representative; provided, however, that an Option that is not an ISO may be otherwise transferred to the extent, if any, permitted by the Board of Directors; and provided further, that in the case of Israeli Options, during the lifetime of the Optionee, the Israeli Options may be exercised only by the Trustee upon receipt of written instructions from the Optionee or by the Optionee's guardian or legal representative.

      (k) No Rights as a Stockholder. Neither an Optionee nor in the case of an Israeli Option, the Trustee, or in either case a transferee of an Optionee, shall have any rights as a stockholder with respect to any Shares covered by the Optionee's Option until such Shares are issued pursuant to the terms of such Option.

      (l) Modification and Extension of Options. Within the limitations of the Plan, the Board of Directors may modify or extend Options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

      (m) Substitution of Options. The Board of Directors may grant Options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company or a Parent or Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Parent or Subsidiary, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board of Director considers appropriate in the circumstances.

      (n) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 6. PAYMENT FOR SHARES.

      (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable, at the time when such Option is exercised, in cash or cash equivalents payable to the order of the Company, except as otherwise provided in this Section 6.

      (b) Surrender of Stock. For Options that are not Israeli Options, unless a Stock Option Agreement otherwise provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

      (c) Promissory Note. Unless a Stock Option Agreement otherwise provides, all or a portion of the Exercise Price of Shares issued under the Plan may be paid with a full-recourse promissory note (provided that the Optionee is an Employee of the Company). The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

      (d) Exercise/Sale. Unless a Stock Option Agreement otherwise provides (or if otherwise approved by the Board of Directors), and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form


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prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

      (e) Exercise/Pledge. Unless a Stock Option Agreement otherwise provides (or if otherwise approved by the Board of Directors), and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction of the Optionee, or in the case of an Israeli Option, of the Trustee, to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 7. ACQUISITION EVENTS AND OTHER ADJUSTMENT OF SHARES.

      (a) Acquisition Events. In the event of a consolidation or merger in which the Company is not the surviving corporation or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or other transfer of substantially all of the Company's assets (all the foregoing being referred to as "Acquisition Events"), outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionee's consent, may provide for any of the following:

            (i) The continuation of such outstanding Options by the Company (if the Company is not the surviving corporation);

            (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

            (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

            (iv) The cancellation of such outstanding Options without payment of any consideration.

      The provisions of Section 7(b) below shall not apply to any Option that is terminated pursuant to this Section 7(a).

      (b) Other Events. In the event that the outstanding Shares of Stock are changed into or exchanged for a different number or kind of shares or other securities or property (including cash) of the Company or of another corporation by reason of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, reorganization, merger, sale or other transfer of substantially all the Company's assets to another corporation, consolidation, or other transaction described in Section 424(a) of the Code, the Board of Directors shall make appropriate adjustments (in such manner as it deems equitable in its sole discretion) in (i) the number and kind of shares of Stock, other securities or property for the purchase of which Options may be granted under the Plan, (ii) the number and kind of shares of Stock, other securities or property as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, (iii) the Exercise Price and other terms of outstanding Options and (iv) any other relevant provisions of the Plan. Any adjustment of the Plan or in outstanding Options shall be effective on the effective date of the event giving rise to such adjustment. The Board of Directors may also adjust the number of Shares subject to outstanding options, the Exercise Price of outstanding Options and the terms of outstanding Options to take into consideration any other event (including, without limitation, accounting changes) if the Board of Directors determines that such adjustment is appropriate to avoid distortion in the operation of the Plan. All determinations and adjustments made by the Board of Directors pursuant to this Section 7(b) shall be binding on all persons.

      (c) Reservation of Rights. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or


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business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

      (d) Sale or Merger. "Sale" means: (i) sale (other than a sale by the Company) of securities entitled to more than 75% of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation entitled to more than 50% of the voting power of the reorganized, merged or consolidated company. Notwithstanding the other provisions of this Section 7, immediately prior to a Sale, each Optionee may exercise his or her Option as to all Shares then subject to the Option, regardless of any vesting conditions otherwise expressed in the Option. Voting power, as used in this Section 7(d), shall refer to those securities entitled to vote generally in the election of directors, and securities of the Company not entitled to vote but which are convertible into, or exercisable for, securities of the Company entitled to vote generally in the election of directors shall be counted as if converted or exercised, and each unit of voting securities shall be counted in proportion to the number of votes such unit is entitled to cast.

SECTION 8. SECURITIES LAW REQUIREMENTS.

      The Company and, in the case of Israeli Options, the Trustee, shall not be obligated to deliver any Shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange or other stock market, until the Shares to be delivered have been listed or authorized to be listed on such exchange or other stock market upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

SECTION 9. NO RETENTION RIGHTS.

      Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 10. DURATION AND AMENDMENTS.

      (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options that have already occurred shall be rescinded, and no additional grants shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Section 10(b).

      (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan that increases the number of Shares available for issuance under the Plan (except as provided in Section 7), or that otherwise materially changes the class of persons who are eligible for the grant of ISOs, will be subject to the approval of the stockholders of the Company. Stockholder approval shall not be required for any other amendment of the Plan.

      (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

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SECTION 11. DEFINITIONS.

      (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

      (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 2(a).

      (d) "Company" shall mean Pharmos Corporation, a Nevada corporation.

      (e) "Consultant" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

      (f) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

      (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

      (h) "Fair Market Value" shall be determined by the Committee or the Board of Directors in its discretion; provided, that if the Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by the exchange, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Stock was reported); or if not listed on an exchange but traded on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), the Fair Market Value per Share shall be the closing price per share of the Stock for the date of grant, as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by NASDAQ, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or, if the Stock is otherwise publicly traded, the mean of the closing bid price and asked price for the last known sale.

      (i) "Greater Than Ten-Percent Stockholder" as of any time shall mean any Employee who at such time owns directly, or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

      (j) "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

      (k) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

      (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

      (m) "Optionee" shall mean an individual who holds an Option.

      (n) "Outside Director" shall mean a member of the Board of Directors who is not an Employee.

      (o) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      (p) "Plan" shall mean this Pharmos Corporation 2000 Stock Option Plan.


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      (q) "Service" shall mean service as an Employee, Outside Director or
Consultant.

      (r) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 7 (if applicable).

      (s) "Stock" shall mean the Common Stock of the Company, with a par value of $0.03 per Share.

      (t) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

      (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

      (v) "Trustee" shall mean an individual selected by the Company from time to time.

SECTION 12. EXECUTION.

      To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.


                                        PHARMOS CORPORATION


                                        S/ ROBERT W. COOK
                                        ----------------------------------------
                                        Robert W. Cook
                                        Vice President/Finance and
                                        Administration, Chief Financial Officer


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